UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 25, 2005

                        Structured Asset Securities Corporation
            (as Depositor) under the Trust Agreement, dated as March 1, 2005 providing for the issuance of Mortgage Pass-Through Certificates
                                    Series 2005-5
                  (Exact name of registrant as specified in charter)

          Delaware                     333-120575-16                74-2440850
       (State or other               (Commission File             (IRS Employer
jurisdiction of organization)              Number)           Identification No.)

          745 Seventh Avenue, 7th Floor, New York, N. Y.                10019
           (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code  (212) 526 - 7000

(Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
     (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01 Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Asset Securities Corporation Mortgage Pass-Through Certificate, Series 2005-5, which was made on July 25, 2005


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. Description

99.1 Monthly distribution report pursuant to Section 4.03 of the Trust Agreement for distribution on July 25, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.







CITIBANK N. A., IN ITS CAPACITY AS TRUSTEE UNDER THE
TRUST AGREEMENT ON BEHALF OF STRUCTURED ASSET SECURITIES CORPORATION, REGISTRANT



By:        /s/ Karen Schluter
        _____________________________

Name:      Karen Schluter
        _____________________________

Title:     Vice President
        _____________________________

Date:      July 29, 2005
        _____________________________